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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported)   April 1, 1998




                                   ICO, INC.
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            (Exact name of Registrant as Specified in Its Charter)


                                     TEXAS
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                (State or Other Jurisdiction of Incorporation)


          0-10068                                        76-0566682
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


11490 Westheimer, Suite 1000, Houston, TX                  77077
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 (Address of Principal Executive Offices)               (Zip Code)


                                (281) 721-4200
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             (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

        On April 1, 1998, the registrant underwent a corporate restructuring to create a holding company structure. The purpose of the reorganization is to improve financial and internal operating flexibility. The reorganization was affected by a holding company merger pursuant to which a new parent holding company has been created which owns the former publicly-held company. The restructuring did not require action by the Company's shareholders whose rights, privileges and interests will remain the same with respect to the new parent corporation. The reorganization was a tax free transaction for the registrant's common shareholders. The Company's oilfield service business units will operate through subsidiary corporations rather than as divisions of the parent company. Otherwise, the business operations of the Company will not change as a result of implementing the new legal structure. In the holding company merger, each share of outstanding common stock of the former publicly-held company was exchanged for a share of common stock of the new parent company. The name of the new parent company is ICO, Inc. Existing ICO, Inc. common stock certificates will remain in force and effect; no exchange of certificates will take place. The new parent company will continue to be traded with the ticker symbol "ICOC" on the Nasdaq National Market system after a temporary change of approximately twenty
(20) days to the symbol "ICOCD" to avoid confusion among market makers. The CUSIP number for the Company's common stock changed as a result of the reorganization. Additionally, terms of the Company's 10 3/8% Senior Notes due 2007 will remain unchanged.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, ICO, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ICO, INC.

Date: April 15, 1998                    /s/ ASHER O. PACHOLDER
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                                        Dr. Asher O. Pacholder
                                        Chairman of the Board and
                                        Chief Financial Officer

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